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                                                                   EXHIBIT 10.37

         SECOND EXTENSION AGREEMENT FOR THE SECOND AMENDED AND RESTATED
                       SERVICE AND REIMBURSEMENT AGREEMENT

         This Agreement extends the term of the attached Extension Agreement dated as of June 30, 2003 and the Second Amended and Restated Service and Reimbursement Agreement dated June 30, 2001 by and between Capricorn Management, G.P., a Delaware general partnership and NATCO Group Inc., a Delaware corporation (the "Reimbursement Agreement").

         The term of the Extension Agreement was to have expired on September 30, 2003 and the Reimbursement Agreement was to have expired on June 30, 2003. The parties mutually agree to amend Section 5 and to extend the term of the Reimbursement Agreement for a second time to December 31, 2003. As modified hereby, the Reimbursement Agreement remains in full force and effect on the date hereof.

         In witness whereof, the parties hereto have executed this Second Extension Agreement as of September 30, 2003.

                               CAPRICORN MANAGEMENT, G.P.
                               By Winokur & Associates, Inc.

                               by /s/ Herbert S. Winokur, Jr.
                                  ----------------------------
                               Herbert S. Winokur, Jr., Managing General Partner

                               NATCO Group Inc.

                               by /s/ Nathaniel A. Gregory
                                  --------------------------
                               Nathaniel A. Gregory, Chairman and CEO

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                 EXTENSION AGREEMENT FOR THE SECOND AMENDED AND
                  RESTATED SERVICE AND REIMBURSEMENT AGREEMENT

         This Agreement extends the term of the attached Second Amended and Restated Service and Reimbursement Agreement dated as of June 30, 2001 by and between Capricorn Management, G.P., a Delaware general partnership and NATCO Group Inc., a Delaware corporation (the "Reimbursement Agreement").

         The term of the Extension Agreement was to have expired on June 30, 2003, pursuant to Section 5 of such agreement. The parties mutually agree to amend Section 5 and to extend the term of the Reimbursement Agreement to September 30, 2003. As modified hereby, the Reimbursement Agreement remains in full force and effect on the date hereof.

         In witness whereof, the parties hereto have executed this Extension Agreement as of June 30, 2003.

                              CAPRICORN MANAGEMENT, G.P.
                              By Winokur & Associates, Inc.

                              by /s/ Herbert S. Winokur, Jr.
                                 ---------------------------
                              Herbert S. Winokur, Jr., Managing General Partner

                              NATCO Group Inc.

                              by /s/ Nathaniel A. Gregory
                                 ------------------------
                              Nathaniel A. Gregory, Chairman and CEO